Exhibit 10.13
EMPLOYMENT AGREEMENT
(Executive Chair)

This Employment Agreement (the "Agreement"), is made effective at the Effective Date set forth below, between Heska Corporation, a Delaware corporation ("Heska" or the "Company") and Robert B. Grieve, Ph.D. ("Executive").

RECITALS

Executive is currently the Chair ("Chair") of Heska Board of Directors (the "Board'), and Chief Executive Officer ("CEO") of Heska.  Executive and Heska entered into an employment agreement dated March 29, 2006 and amended January 1, 2008 (the "Prior Agreement").

In furtherance of the Board’s succession planning for Heska's executive team, the Board desires to separate the positions of Chair and CEO, appoint a new CEO and continue the employment of Executive in a new role ("Executive Chair"), on the terms and conditions set forth below and with specific title to be determined by the Board as appropriate from time to time.

The Board has determined to nominate Executive for election to a three-year term as a Board member at the Company's upcoming Annual Meeting of Stockholders in May 2014 (the "2014 Election").  If Executive is not elected to the Board at the 2014 Election or if Executive's term on the  Board ends prior to the Termination Date, as defined below, Executive will perform his duties hereunder as an executive officer and employee of the Company on the terms and conditions of this Agreement.  Executive will continue to serve as Chair of the Board of the Company upon execution and delivery of this Agreement, subject to the discretion of the Corporate Governance Committee of the Board and the Board.

Executive and Heska now wish to replace the Prior Agreement and enter into this Agreement regarding the terms of Executive's employment, which shall become effective upon execution and delivery of this Agreement (the "Effective Date").

AGREEMENT

In consideration of the promises, covenants and agreements set forth below, it is mutually agreed:

1.   Duties and Scope of Employment.

(a)   Position and Duties. Executive shall continue to serve as CEO until immediately following the filing of Heska's Form 10-K for the fiscal year ended December 31, 2013 with the Securities and Exchange Commission, after which time Executive will serve as Executive Chair of Heska; provided, that if Executive is not serving as a member of the Board at any time during the Term of Agreement (defined below), Executive will perform his duties hereunder in the capacity of an executive officer and employee with such appropriate title as the Board shall designate for him. The period of Executive’s employment under this Agreement is referred to herein as the "Term of Agreement."  Initially, Executive will have primary executive responsibility for corporate governance and investor relations; provided, that if Executive is not serving as a member of the Board, Executive's primary executive responsibility will be investor relations and board service on Company majority- or wholly-owned subsidiaries.  In consultation with the Board, Executive will actively transition certain responsibilities to the CEO over the Term of Agreement. The Board may, in its discretion and in consultation with Executive, further change or reduce Executive's duties during the Term of Agreement to facilitate the transition of responsibilities to the CEO; provided, that the Board may not assign additional duties, or non-executive duties, to Executive without his written consent.  Throughout the Term of Agreement, Executive will report to the Board and not to any other executive officer.

(b)   Board Membership.  The Board has agreed to nominate Executive for election to a three-year term as a Board member of the Company at the 2014 Election.  Executive's service as a member of the Board will be subject to any required stockholder approval. Executive's continuing service as Chair will be subject to the discretion of the Corporate Governance Committee and the Board, and any decision of the Board to consolidate the positions of CEO and Chair in another individual or change Executive's title will not affect or trigger any other provision of this Agreement.  Executive is being compensated for Board service under this Agreement, whether as Chair or not and regardless of any other responsibilities under this Agreement, and shall not be entitled to any additional compensation beyond that provided in this Agreement for Board service through the Termination Date.

(c)   Obligations.  During the Term of Agreement, Executive will devote such of Executive's business efforts and time to Heska as Executive shall reasonably determine are required to carry out his duties, it being understood that the role of Executive Chair is not intended to be full time. For the duration of the Term of Agreement, Executive agrees not to actively engage in any other employment, occupation or consulting activity for any direct or indirect remuneration without the prior approval of the Board or the Corporate Governance Committee of the Board (which approval will not be unreasonably withheld); provided, however, that Executive may, without the approval of the Board or the Corporate Governance Committee, (i) serve for remuneration as an outside director or advisor to other companies not engaged in Competition (as defined in Section 9) with Heska and (ii) serve in any capacity with any civic, educational or charitable organization; provided in the case of (i) and (ii) that such services do not interfere with Executive's obligations to Heska.

(d)   At-Will Employment.  Subject to the provisions of Sections 3, 4, 7, 8, and 9 below, Executive and Heska agree that Executive's employment constitutes "at-will" employment. Executive and Heska acknowledge that this employment relationship may be terminated at any time, upon written notice to the other party (which in the case of Heska will mean the Board), with or without good cause or for any or no cause, at the option either of Heska or Executive.  However, as described in this Agreement, Executive may be entitled to severance benefits depending upon the circumstances of Executive's termination of employment. In the event Heska terminates Executive's employment for "Cause" as defined in Section 9(b) below, such written notice shall detail the reasons for termination. Upon the termination of Executive's employment for any reason, and without diminution, Executive will be entitled to payment of all accrued but unpaid compensation, expense reimbursements, and other benefits due to Executive through Executive's last date of employment with the Company under any Company-provided or paid plans, policies, and arrangements. Executive agrees to resign from all positions that he holds with Heska, including, without limitation, his position as a member of the Board, immediately following the termination of his employment if the Board so requests.

2.   Term of Agreement.  Subject to the provisions for earlier termination in Sections 1(d), 7, 8, and 9 of this Agreement, this Agreement will have a term commencing on the Effective Date and ending on April 30, 2017 (the "Termination Date").

3.   Exchange of Contract Rights; Compensation.

(a)   The Parties acknowledge that pursuant to the Prior Agreement, the diminishment of Executive's duties as CEO contemplated by this Agreement entitles Executive to terminate his employment for "Good Reason" (as defined therein) and receive certain severance payments, benefits and accelerated vesting of equity awards as set forth therein (collectively, the "CEO Transition Benefits").  To induce Executive to exchange the CEO Transition Benefits for the good and valuable consideration set forth in this Agreement (including but not limited to the covenants set forth in Sections 8(b) and (c) of this Agreement), Heska hereby agrees to compensate Executive as follows (the "Exchange Compensation"):

(i)  Heska shall pay Executive a one-time payment of ($475,000) in cash, subject to required withholding, on the Termination Date (the "Termination Payment"); and

(ii)  Upon execution and delivery of this Agreement, Heska shall grant to Executive that number of shares (the "Transition Award") of the Company's Common Stock determined by dividing $350,000 by the closing price per share of the Company's Common Stock reported by Nasdaq Capital Market on the trading day immediately prior to the Effective Date or, if no closing price is so reported for that date, the closing price on the next preceding date for which a closing price was reported (the “Closing Price”), which shall be issued as shares of Restricted Stock in accordance with 2003 Equity Incentive Plan and the 1997 Stock Incentive Plan, respectively (together, the "Plan") and pursuant to the terms and conditions of the form of Restricted Stock Award Agreement attached hereto as Exhibit A (the "Award Agreement"), which shall provide that the Transition Award will vest in full on the Termination Date.

(b) In consideration of the Exchange Compensation and this Agreement, Executive hereby agrees that the Prior Agreement is superseded in its entirety by this Agreement, and all obligations of Heska under the Prior Agreement, including but not limited to the CEO Transition Benefits, are hereby deemed satisfied in their entirety, and Executive shall no longer have any rights to, or interest in, the CEO Transition Benefits.

4.   Cash Compensation; Equity.

(a)   Base Salary.  During the Term of Agreement, Heska will pay Executive a monthly salary as compensation for his services (the "Base Salary") as follows:

(i)  Effective Date through April 30, 2014:  $39,655

(ii)  May 1, 2014 through April 30, 2015:  $27,750

(iii)  May 1, 2015 through April 30, 2016:  $24,500

(iv)  May 1, 2016 through the Termination Date:  $21,000

The Base Salary will be paid periodically in accordance with Heska's normal payroll practices and be subject to the usual, required withholding.  Executive's salary will be subject to review, and adjustments may be made by the Compensation Committee of the Board (the "Committee") in its discretion; provided, that the Base Salary shall not be reduced without Executive's written consent.

(b)   Bonus Plan Provisions.  From the Effective Date through December 31, 2014, Executive will be eligible to participate in the Management Incentive Plan (the "Bonus Plan"), or such other bonus programs as established by the Committee, at a target percentage that is no less than the following percentages of Executive's annual base salary then in effect (the "2014 Bonus"):

(i)  January 1, 2014 through April 30, 2014:  50%

(ii)  May 1, 2014 through December 31, 2014:  35%

The actual bonus paid may be higher or lower than the target 2014 Bonus for over or under-achievement of Executive's performance goals, as determined by the Committee. The 2014 Bonus, if any, will accrue and become payable in accordance with the Committee's standard practices for paying executive incentive compensation, provided however that any bonus payable under this Section 4(b) will be payable within two-and-one-half months after the end of the taxable year to which it relates or such longer period as may be permitted by Treasury regulations in order to avoid application of Section 409A of the Code to such bonuses.   Executive shall not be eligible to participate in the Bonus Plan after December 31, 2014 and in lieu thereof, upon execution and delivery of this Agreement, Heska shall:

            (i)   in lieu of eligibility for a bonus under the Bonus Plan in 2015, grant to Executive that number of shares of the Company's Common Stock determined by dividing $50,000 by the Closing Price (the "First In-Lieu Award"), which shall be issued as shares of Restricted Stock in accordance with the Plan and pursuant to the terms and conditions of the Award Agreement, which shall provide that the First In-Lieu Award will vest in full on the Termination Date; and

            (ii)  in lieu of eligibility for a bonus under the Bonus Plan in 2016 and 2017, grant to Executive that number of shares of the Company's Common Stock determined by dividing $25,000 by the Closing Price (the "Second In-Lieu Award"), which shall be issued as shares of Restricted Stock in accordance with the Plan and pursuant to the terms and conditions of the Award Agreement, which shall provide that the Second In-Lieu Award will vest in full on the Termination Date.

(c)   Eligibility for Equity Grants.  During the Term of Agreement, Executive will not be eligible to receive periodic equity grants normally made to executives of the Company in the discretion of the Committee from time to time ("Periodic Equity Grants");

provided, that the Committee will have the authority, but not an obligation, to consider equity grants to Executive in special circumstances.  In lieu of eligibility for Periodic Equity Grants, upon execution and delivery of this Agreement, Heska shall grant to Executive 15,000 shares of the Company's Common Stock (the "Third In-Lieu Award"), which shall be issued as shares of Restricted Stock in accordance with the Plan and pursuant to the terms and conditions of the Award Agreement, which shall provide that the Third In-Lieu Award will vest in full on the Termination Date.

5.   Expenses.  In addition to the foregoing, Heska will reimburse Executive for his reasonable out-of-pocket travel, entertainment, and other expenses, in accordance with Heska's expense reimbursement policies as in effect from time to time.

6.   Employee Benefits.  During the Term of Agreement, Executive will be eligible to participate in accordance with the terms of all Heska health and other employee benefit plans, policies, and arrangements that are applicable to other senior executives of Heska, as such plans, policies, and arrangements may exist from time to time.  Upon termination of this Agreement, the Company will transfer to Executive any life insurance or disability insurance policies on Executive then maintained by the Company, subject to the consent of the issuers of such policies; and provided, that all costs of such transfers and post-termination premiums shall be paid by Executive.

7.   Severance.

(a)   Termination without Cause or for Good Reason.  If Executive's employment is terminated by Heska (or by Heska's successor following a Change of Control) without Cause, or by Executive for Good Reason, or is terminated due to the death or Disability (as defined in Section 9(e) below) of Executive, Executive will receive, subject to Section 8 and required withholding:

(i)  Accelerated payment of the Termination Payment within ten (10) days after his separation date (the "Separation Date");

(ii)  Continued monthly payments of amounts equal to installments of Base Salary otherwise payable if such termination had not occurred, for a period ending on the earlier of (A) April 30, 2017, or (B) 24 months after the Separation Date.

(iii)  Company-paid coverage for Executive and Executive's eligible dependents under Heska's Benefit Plans (as defined below) for the balance of the Term of Agreement, or if earlier, until Executive becomes employed by another employer who provides comparable benefits;

(iv)  If the Separation Date occurs before December 31, 2014, a bonus, if any, that would have been received under the terms of Section 4(b) above, but pro-rated for the period beginning on January 1, 2014 and ending on the Separation Date, to be paid to Executive in the next fiscal year on the earlier of (A) March 15 or (B)such earlier date on which payments are made to other participants in the Bonus Plan; and

(v)  Accelerated vesting of equity awards held by Executive on the Separation Date only as follows:

             (A)   The Transition Award shall vest in full on the Separation Date.

 (B)   If the Separation Date occurs after April 30, 2015, the First In-Lieu Award shall vest in full on the Separation Date.

             (C)   If the Separation Date occurs after April 30, 2016, the Second In-Lieu Award shall vest in full on the Separation Date.

             (D)   The Third In-Lieu Award shall vest as follows:

 (1)    5,000 shares shall vest on the Separation Date;
 (2)    5,000 additional shares shall vest if the Separation Date occurs after April 30, 2015;
 (3)    5,000 additional shares shall vest if the Separation Date occurs after April 30, 2016.

(b)   Voluntary Termination without Good Reason; Termination for Cause.  If Executive's employment with Heska terminates voluntarily by Executive without Good Reason or is terminated for Cause by Heska, then (i) all further vesting of Executive's outstanding equity awards will terminate immediately, (ii) all payments of compensation by Heska to Executive hereunder will terminate immediately (except as to amounts already earned), and (iii) Executive will not be entitled to any severance but Executive will be paid all expense reimbursements and other benefits due to Executive through his last date of employment with the Company under any Company-provided or paid plans, policies, and arrangements.

(c)   409A Limitations.  If Executive is a "specified employee" within the meaning of Section 1.409A-1(i) of the Treasury regulations as of the date of termination, then payments to Executive under this Section 7 shall not be made before the date that is six months after the date of termination (or if earlier, the date of death of Executive); provided, however, that during such six-month period, Heska shall make any and all payments contemplated hereunder to the extent such payments do not exceed two times the lesser of (i) Executive’s annualized compensation, based upon the annual rate of compensation for the calendar year preceding the year in which the date of termination occurs, or (ii) the maximum amount that may be taken into account under a qualified plan pursuant to Section 401(a)(17) of the Code for the year in which the date of termination occurs; and provided further that any amounts deferred hereunder shall be paid in a lump-sum amount at the expiration of such six-month period.  It is the parties' intent that no payment made or to be made hereunder shall be subject to the provisions of Section 409A(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, notwithstanding any payment date or schedule specified above, the parties agree to work expeditiously to amend this Agreement to conform to their intent as set forth in this Section 7(c).

(d)   Excise Tax.  In the event that any payments or benefits payable to Executive pursuant to this Agreement ("Termination Benefits") (i) constitute "parachute payments" within the meaning of Section 280G of the Code, or any comparable successor provisions, and (ii) but for this Section 7(d) would be subject to the excise tax imposed by

Section 4999 of the Code, or any comparable successor provisions (the "Excise Tax"), then Executive's Termination Benefits hereunder shall be either (a) provided to Executive in full, or (b) provided to Executive as to such lesser extent which would result in no portion of such benefits being subject to the Excise Tax, whichever of the foregoing amounts, when taking into account applicable federal, state, local and foreign income and employment taxes, the Excise Tax, and any other applicable taxes, results in the receipt by Executive, on an after-tax basis, of the greatest amount of benefits, notwithstanding that all or some portion of such benefits may be taxable under the Excise Tax. Unless the Company and Executive otherwise agree in writing, any determination required under this Section 7(d) shall be made in writing in good faith by the Company's independent accountants. In the event of a reduction of benefits hereunder, Executive shall be given the choice of which benefits to reduce. If Executive does not provide written identification to the Company of which benefits he chooses to reduce within ten (10) days after written notice of the accountants’ determination, and Executive has not disputed the accountants’ determination, then the Company shall select the benefits to be reduced. For purposes of making the calculations required by this Section 7(d), the accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of the Code, and other applicable legal authority. The Company and Executive shall furnish to the accountants such information and documents as the Accountants may reasonably request in order to make a determination under this Section 7(d).  The Company shall bear all costs the accountants may reasonably incur in connection with any calculations contemplated by this Section 7(d).

8.   Conditions to Receipt of Severance; Covenants; No Duty to Mitigate.

(a)   Separation Agreement and Release of Claims.  The receipt of any payments or benefits pursuant to Section 7 will be subject to Executive signing and not revoking a separation agreement and release of claims in the form attached hereto as Exhibit B. No such payments or benefits will be paid or provided until the separation agreement and release agreement becomes effective which shall be prepared and presented to Executive before Executive's last date of employment with the Company. If Executive's date of termination and the last day of any applicable statutory revocation period could fall in two separate taxable years, regardless of when Executive actually executes and delivers the release, payments will not commence until the later taxable year.

(b)   Non-Competition.  Executive agrees not to engage in Competition (as defined below), during the Term of Agreement and for 12 months following Executive's last date of employment with the Company, anywhere in the United States of America. If Executive engages in Competition within such period in such geographic scope, all continuing payments and benefits to which Executive otherwise may be entitled pursuant to Section 7 will cease immediately. In addition to the remedy specified in the preceding sentence, the Company will have against Executive in the event of his breach of this Section 8(b) any and all remedies available to it in law or in equity, including without limitation the right to seek recovery of any amounts paid under Section 7 of this Agreement.

(c)   Nonsolicitation.  Executive agrees that, during the Term of Agreement and for 24 months following Executive's last date of employment with the Company, Executive, directly or indirectly, whether as employee, owner, sole proprietor, partner, director, member, consultant, agent, founder, co-venturer or otherwise, will not (i) solicit, induce, or influence any person to modify his or her employment or consulting relationship with the Company (the "No-Inducement"), or (ii) anywhere in the United States of America, intentionally divert business away from the Company by soliciting business from any of the Company's substantial customers and users who would otherwise have placed the solicited order with the Company (the "No Solicit"). If Executive breaches the No-Inducement or No Solicit, all continuing payments and benefits to which Executive otherwise may be entitled pursuant to Section 7 will cease immediately. In addition to the remedy specified in the preceding sentence, the Company will have against Executive in the event of his breach of this Section 8(c) any and all remedies available to it in law or in equity, including without limitation the right to seek recovery of any amounts paid under Section 7 of this Agreement.

(d)   No Duty to Mitigate.  Executive is under no duty or requirement to mitigate the amount of any payment contemplated by this Agreement, nor will any earnings that Executive may receive from any other source reduce any such payment, except as expressly set forth in Section 7(a)(iii).

9.   Definitions.

(a)   Benefit Plans.  For purposes of this Agreement, "Benefit Plans" means plans, policies, or arrangements that Heska sponsors (or participates in) and that immediately prior to Executive's termination of employment provide Executive and Executive's eligible dependents with medical, dental, or vision benefits. Benefit Plans do not include any other type of benefit (including, but not by way of limitation, financial counseling, or retirement benefits). A requirement that Heska provide Executive and Executive's eligible dependents with coverage under the Benefit Plans will not be satisfied unless the coverage is no less favorable than that provided to Executive and Executive's eligible dependents immediately prior to Executive’s termination of employment. Subject to the immediately preceding sentence, Heska, or its successor, may, at its option, satisfy any requirement that Heska provide coverage under any Benefit Plan by instead providing coverage under a separate plan or plans providing coverage that is no less favorable or by paying Executive a lump-sum payment which is, on an after-tax basis, sufficient to provide Executive and Executive's eligible dependents with equivalent coverage under a third party plan that is reasonably available to Executive and Executive’s eligible dependents.

(b)   Cause.  For purposes of this Agreement, "Cause"shall mean the occurrence of one or more of the following: (i) conviction of, or entry of a plea of nolo contendere to, any crime (including one involving moral turpitude but excluding traffic violations), or a commission of any crime, whether a felony or misdemeanor, which reflects so negatively on Heska to be detrimental to Heska's image or interests, or any act of fraud or dishonesty that has such negative reflection upon Heska; (ii) the repeated commitment of insubordination or refusal to comply with any reasonable request of the Board related to the scope or performance of Executive's duties; (iii) possession of any illegal drug on Heska premises or being under the influence of illegal drugs or abusing prescription drugs or alcohol while on Heska business, attending Heska-sponsored functions or on Heska premises; (iv) the gross misconduct or gross negligence in the performance of Executive's responsibilities which, based upon good faith and reasonable factual investigation of the Board, demonstrates Executive's unfitness to serve; (v) material breach or violation of Executive's obligations under this Agreement; or (vi) material breach of any fiduciary duty of Executive to Heska which results in material damage to Heska or its business; provided that if any of the foregoing events is capable of being cured, Heska will provide notice to Executive describing the nature of such event and Executive will thereafter have 30 days to cure such event.  On the last day of such 30-day period, Heska will provide notice to Executive either: (i) that Heska considers the event cured or (ii) that Heska does not consider the event cured and the Agreement is terminated.

(c)   Change of Control.  For purposes of this Agreement, "Change of Control" means (i) a sale of all or substantially all of Heska's assets, (ii) any merger, consolidation or other business combination transaction of Heska with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of Heska outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of Heska (or the surviving entity) outstanding immediately after such transaction, (iii) the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of Heska, (iv) a contested election of Directors, as a result of which or in connection with which the persons who were Directors before such election or their nominees cease to constitute a majority of the Board, or (v) a dissolution or liquidation of Heska.

(d)   Competition.  For purposes of this Agreement, Executive will be deemed to have engaged in "Competition" if he, without the consent of the Board or an authorized officer of any successor company to Heska, directly or indirectly provides services relating to the companion animal health industry (whether as an employee, consultant, agent, corporate officer, director, or otherwise) to, or participates in the financing, operation, management, or control of a "Restricted Company," which for purposes of this Agreement shall mean IDEXX Laboratories, Inc., Abaxis, Inc., VCA/Antech, scil animal health company, and the Synbiotics subsidiary of Zoetis (excluding any other operations of Zoetis), or any successor thereto.  Notwithstanding the foregoing, nothing contained in this Section 9(d) or in Section 8(b) above shall prohibit Executive, following the Term of Agreement, from being employed or engaged in a corporate function or senior management position (and holding commensurate equity interests) with a Restricted Company that is engaged in multiple lines of business, one of which includes the companion animal health industry, so long as Executive does not provide to such line(s) of business services of a sort that differ significantly from the services he provides to the other divisions, units or affiliates for which he has responsibility within the overall organization of the Restricted Company.

(e)   Disability.  For purposes of this Agreement, Disability shall mean that Executive is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident or health plan covering Heska's senior executive officers.

(f)   Good Reason.  For purposes of this Agreement, "Good Reason" means the occurrence of any of the following without Executive's express written consent:

(i)  a material change in the geographic location of Executive's principal place of employment such that the new location results in a commute for Executive that is both (A) longer than his commute prior to the relocation and (B) greater than fifty (50) road miles each way from his home in the Severance, Colorado area;

(ii)  any material breach by Heska (or by Heska's successor following a Change of Control) of any provision of this Agreement; and

(iii)  any successor to Heska following a Change a Change of Control fails or refuses to assume or be bound by the terms and conditions of this Agreement;

provided, however, that prior to any such event constituting Good Reason, Executive shall give Heska written notice of the existence of the condition which Executive believes constitutes Good Reason (which notice must be given within ninety (90) days of the initial existence of the condition) and such condition shall remain uncured for a period of thirty (30) days after the date of such notice.  An event of Good Reason shall occur automatically at the expiration of such 30-day period if the relevant condition remains uncured at such time.

10.   Indemnification and Insurance.  Executive will be covered under Heska's insurance policies and, subject to applicable law, will be provided indemnification to the maximum extent permitted by Heska's bylaws and Certificate of Incorporation. The Company will provide Executive with Director and Officer error and omissions insurance and ERISA fiduciary insurance in accordance with Heska’s insurance practices for executive officers during the Term of Agreement, and shall also purchase and maintain "tail coverage" for at least two years post termination for any actions taken by Executive in good faith during the Term of Agreement.

11.   Confidential Information.  Executive acknowledges that he has executed Heska's standard employee Confidential Information and Invention Agreement (the "Confidentiality Agreement").

12.   Notices.  All notices, requests, demands, and other communications called for hereunder will be in writing and will be deemed given (a) on the date of delivery if delivered personally, (b) one day after being delivered to a nationally recognized overnight courier service or (c) five (5) business days after the date of mailing if sent certified or registered mail. Notice to Heska shall be sent to its principal place of business with a copy provided by facsimile to the Chair of the Committee, and notice to Executive will be delivered personally or sent to Executive's last known address provided to Heska.

13.   Successors and Assigns.  This Agreement will be binding upon and inure to the benefit of (a) the heirs, executors, and legal representatives of Executive upon Executive's death and (b) any successor of Heska. Any such successor of Heska will be deemed substituted for Heska under the terms of this Agreement for all purposes. For this purpose, "successor" means any person, firm, corporation, or other business entity which at any time, whether by purchase, merger, or otherwise, directly or indirectly acquires all or substantially all of the assets or business of Heska. None of the rights of Executive to receive any form of compensation payable pursuant to this Agreement may be assigned or transferred except by will or the laws of descent and distribution. Any other attempted assignment, transfer, conveyance, or other disposition of Executive's right to compensation or other benefits will be null and void.

14.   Integration.  This Agreement, together with that certain Consulting Agreement entered between Heska and Executive contemporaneously with this Agreement, the Confidentiality Agreement, Heska's stock plans, and Executive's stock option and restricted stock agreements, represents the entire agreement and understanding between the parties as to the subject matter herein and supersedes all prior or contemporaneous agreements whether written or oral, including the Prior Agreement. No waiver, alteration, or modification of any of the provisions of this Agreement will be binding unless in a writing that specifically references this Section and is signed by duly authorized representatives of the parties hereto.

15.   Interpretation.  Section titles and headings contained herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

16.   Expenses.  The Company will reimburse Executive, up to $7,500, for reasonable legal and tax advice expenses incurred by him in connection with the negotiation and execution of this Agreement.

17.   Waivers.  Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the party or parties entitled to the benefit thereof. Any such waiver shall be validly and sufficiently authorized for the purposes of this Agreement if, as to any party, it is authorized in writing by an authorized representative of such party. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

18.   Partial Invalidity.  Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such invalid, illegal or unenforceable provision or provisions or any other provisions hereof, unless such a construction would be unreasonable.  The parties agree that an arbitrator or court of competent jurisdiction shall reform any invalid, illegal, or unenforceable provisions to ensure such provisions are effective and valid under applicable law.

19.   Tax Matters.

        (a)   Except as provided in paragraph 7(d) above, Executive agrees that he is responsible for any applicable taxes of any nature (including any penalties or interest that may apply to such taxes) that are reasonably determined to apply to any payment made to Executive hereunder (or any arrangement contemplated hereunder), that Executive's receipt of any benefit hereunder is conditioned on his satisfaction of any applicable withholding or similar obligations that apply to such benefit, and that any cash payment owed to Executive hereunder will be reduced to satisfy any such withholding or similar obligations that may apply thereto. Executive and Heska agree to cooperate to make such amendments to the terms of this Agreement as may be necessary to avoid the imposition of penalties and additional taxes under Section 409A of the Code; provided, however, that no such amendment shall materially increase the cost to, or impose any liability on, Heska with respect to any benefits contemplated or provided hereunder. To the extent that any right to reimbursement of expenses or payment of any benefit in-kind under this Agreement constitutes nonqualified deferred compensation (within the meaning of Section 409A of the Code), (i) any such expense reimbursement shall be made by Heska no later than the last day of the taxable year following the taxable year in which such expense was incurred by Executive, (ii) the right to reimbursement or in-kind benefits shall not be subject to liquidation or exchange for another benefit, and (iii) the amount of expenses eligible for reimbursement or in-kind benefits provided during any taxable year shall not affect the expenses eligible for reimbursement or in-kind benefits to be provided in any other taxable year; provided that the foregoing clause shall not be violated with regard to expenses reimbursed under any arrangement covered by Section 105(b) of the Code solely because such expenses are subject to a limit related to the period the arrangement is in effect.

 (b)   Executive acknowledges that under Section 83 of the Code, as the shares of Restricted Stock granted under this Agreement (the "Shares") vest, the fair value of such Shares will be reportable as ordinary income at that time.  Executive further understands that instead of being taxed when and as the Shares vest, Executive may elect to be taxed as of the date the Shares are granted to Executive, with respect to the fair value of all Shares on such date.  Such election may only be made under Section 83(b) of the Code within thirty (30) days after such date of grant.  Executive acknowledges that failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income as the Shares vest.  EXECUTIVE ACKNOWLEDGES THAT IT IS EXECUTIVE’S SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF EXECUTIVE REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON EXECUTIVE’S BEHALF.  EXECUTIVE IS RELYING SOLELY ON HIS OWN ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE AN 83(b) ELECTION.

 (c)   Executive acknowledges that no representative or agent of Heska has provided him with any tax advice of any nature, and Executive has consulted with his own legal, tax and financial advisor(s) as to tax and related matters concerning the compensation to be received under this Agreement.

20.   Governing Law; Waiver of Jury Trial.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF COLORADO WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. THE PARTIES HERETO EACH WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY AND ALL SUCH CLAIMS AND CAUSES OF ACTION.

21.   Injunctive Relief; Arbitration; Attorneys’ Fees.

 (a)   The parties acknowledge and agree that a breach of Sections 8, 9, or 11 of this Agreement by Executive would result in immediate and irreparable harm to the Company.  Therefore, in the event of Executive's breach of Sections 8, 9, or 11, the Company shall have any and all remedies available to it in law or in equity, including without limitation the right to seek recovery of any amounts paid under this Agreement and injunctive relief, specific performance, or any other equitable relief to prevent a breach and to secure the enforcement of this Section.  Injunctive relief may be granted immediately upon the commencement of any such action.

 (b)   Subject to the provisions in Section 21(a) above, if any dispute arises under this Agreement or by reason of any asserted breach of it, or from the parties' employment relationship or any other relationship, either party may elect to have the dispute resolved through arbitration. The arbitration shall be binding and conducted pursuant to the rules of the American Arbitration Association under its National Rules for the Resolution of Employment Disputes and the arbitrator shall allocate the fees and expenses of such arbitration. Regardless of whether the dispute is resolved through arbitration or litigation, the prevailing party shall be entitled to recover all costs and expenses, including reasonable attorneys' fees, incurred in enforcing or attempting to enforce any of the terms, covenants and conditions of this Agreement, including costs incurred prior to commencement of arbitration or legal action, and all costs and expenses, including reasonable attorneys’ fees, incurred in any appeal from an action brought to enforce any of the terms, covenants or conditions of this Agreement. For purposes of this section, "prevailing party" includes, without limitation, a party who agrees to dismiss a suit or proceeding upon the other's payment or performance of substantially the relief sought.

22.   Survival.  Notwithstanding any other provisions in this Agreement to the contrary, Sections 3, 7-15, and 17-23 shall survive the expiration or termination of this Agreement.

23.   Counterparts.  This Agreement may be executed in counterparts, and each counterpart will have the same force and effect as an original and will constitute an effective, binding agreement on the part of each of the undersigned.

[Signature Page Follows]

IN WITNESS WHEREOF, Heska has caused this Employment Agreement to be duly executed by a representative thereunto duly authorized, and Executive has hereunto set his hand, all as of the Effective Date.

HESKA CORPORATION

/s/ William A. Aylesworth
William A. Aylesworth, Lead Director, Acting with Authority of the Board in its Entirety

Dated: March 26, 2014

EXECUTIVE:

/s/ Robert B. Grieve
Robert B. Grieve, Ph.D.

Dated: March 26, 2014

EXHIBIT A

Form of Restricted Stock Award Agreement

HESKA CORPORATION
2003 EQUITY INCENTIVE PLAN
RESTRICTED STOCK GRANT AGREEMENT

THIS AGREEMENT is made as of the _________ day of ____________, 2014 by and between Heska Corporation (the "Company"), and Robert B. Grieve (the "Executive"), in connection with the execution of an Employment Agreement dated on or about the same date between the Company and Executive (the "Employment Agreement").

In consideration of the mutual covenants and representations herein set forth, the Company and Executive agree as follows:

SECTION 1.  GRANT OF STOCK.

1.1       Precedence of Plan.  This Agreement is subject to and shall be construed in accordance with the terms and conditions of the Heska Corporation 2003 Equity Incentive Plan (the "Plan"), as now or hereinafter in effect.  Any capitalized terms that are used in this Agreement without being defined and that are defined in the Plan shall have the meaning specified in the Plan.

1.2   Grant of Stock.  The Company hereby grants to Executive an aggregate of ___________ shares of Restricted Stock (the "Shares"), subject to vesting as provided in Section 2.

SECTION 2.  UNVESTED SHARES SUBJECT TO FORFEITURE.

2.1   Shares Subject to Forfeiture.  In the event that Executive's employment with the Company is terminated before April 30, 2017, Executive will forfeit all right to the Shares.  Notwithstanding the previous sentence, if Executive's employment is terminated before that date for a Triggering Event (as defined below), all of the Shares will become immediately vested and nonforfeitable.

2.2   Restriction on Transfer.  Until the Shares are vested, the Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated.

2.3   Triggering Event.  For purposes of this Agreement, "Triggering Event" means any of the following circumstances, where the capitalized terms have the meanings given in the Employment Agreement:

a.	Termination of employment by the Company (or by the Company's successor following a Change of Control) without Cause,

b.	Termination of employment by the Executive for Good Reason,

c.	Termination of employment due to Executive's death or Disability,

SECTION 3.   STOCKHOLDER RIGHTS

3.1   Stock Register and Certificates.  The Shares will be recorded in the stock register of the Company in the name of Executive.  If applicable, a stock certificate or certificates representing the Shares will be registered in the name of Executive, but such certificates shall remain in the custody of the Company.  Executive shall deposit with the Company a Stock Assignment Separate from Certificate in the form attached below as Attachment 1, endorsed in blank, so as to permit retransfer to the Company of all or a portion of the Shares that are forfeited or otherwise do not become vested in accordance with the Plan and this Agreement.

3.2   Exercise of Stockholder Rights.  Executive shall have the right to vote the Shares (to the extent of the voting rights of said Shares, if any), to receive and retain all regular cash dividends and such other distributions, as the Board of Directors of the Company may, in its discretion, designate, pay or distribute on such Shares, and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Shares, except as set forth in this Agreement and the Plan.

3.3   Legends.  Certificates, if any, representing the Shares will contain the following or other legends in the Company's discretion:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON AND OBLIGATIONS WITH RESPECT TO TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL REGISTERED HOLDER, A COPY OF WHICH  IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

SECTION 4.   RESPONSIBILITY FOR TAXES.

4.1   Section 83(b) Election.  Executive may complete and file with the Internal Revenue Service an election pursuant to Section 83(b) of the Internal Revenue Code to be taxed currently on the fair market value of the Shares without regard to the vesting restrictions set forth in this Agreement.  Executive shall be responsible for all taxes associated with the acceptance of the transfer of the Shares, including any tax liability associated with the representation of fair market value if the election is made pursuant to Code Section 83(b).

4.2   Withholding.  In accordance with Section 11 of the Plan, Executive agrees to remit to the Company an amount sufficient to satisfy federal, state and local taxes (including the Executive’s FICA obligation) required to be withheld with respect to the vesting of the Shares, or otherwise to satisfy such obligation as permitted under the Plan.  The Company has the right to deduct from any salary or other payments to be made to Executive any federal, state or local taxes required by law to be so withheld.

SECTION 5.   MISCELLANEOUS.

5.1   Not an Employment Contract.  This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the part of Executive to remain in the service of the Company in any capacity, or of the Company to continue Executive's service in any capacity.

5.2   Effect on Employee Benefits.  Executive agrees that the Award will constitute special incentive compensation that will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company unless so provided in such plan.

5.3   Further Assurances.  The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

5.4   Entire Agreement.  This Agreement, including any exhibits, is the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral and written understandings of the parties.

5.5   Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware as applied to contracts between Delaware residents to be wholly performed within the State of Colorado.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

HESKA CORPORATION
EXECUTIVE                                                                                                 a Delaware corporation

______________________________               By:     ___________________________
Title:   ___________________________
Address  _______________________
     _______________________

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, I, _____________________, hereby sell, assign and transfer unto                                                                               (_____________) shares of the Common Stock of Heska Corporation, standing in my name on the books of said corporation represented by Certificate No. _______ herewith and do hereby irrevocably constitute and appoint                          to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated:  _____________ , 20__.
Signature:

This Assignment Separate from Certificate was executed in conjunction with the terms of a Restricted Stock Grant Agreement between the above assignor and Heska Corporation, dated __________ __, 2014.

Instruction:	Please do not fill in any blanks other than the signature line.

HESKA CORPORATION
1997 STOCK INCENTIVE PLAN
RESTRICTED STOCK GRANT AGREEMENT

THIS AGREEMENT is made as of the _________ day of ____________, 2014 by and between Heska Corporation (the "Company"), and Robert B. Grieve (the "Executive"), in connection with the execution of an Employment Agreement dated on or about the same date between the Company and Executive (the "Employment Agreement").

In consideration of the mutual covenants and representations herein set forth, the Company and Executive agree as follows:

SECTION 1.   GRANT OF STOCK.

1.1   Precedence of Plan.  This Agreement is subject to and shall be construed in accordance with the terms and conditions of the Heska Corporation 1997 Stock Incentive Plan (the "Plan"), as now or hereinafter in effect.  Any capitalized terms that are used in this Agreement without being defined and that are defined in the Plan shall have the meaning specified in the Plan.

1.2   Grant of Stock.  The Company hereby grants to Executive an aggregate of ___________ shares of Restricted Stock (the "Shares"), subject to vesting as provided in Section 2.

SECTION 2.   UNVESTED SHARES SUBJECT TO FORFEITURE.

2.1   Shares Subject to Forfeiture.  In the event that Executive's employment with the Company is terminated before April 30, 2017, Executive will forfeit all right to the Shares.  Notwithstanding the previous sentence, if Executive's employment is terminated before that date for a Triggering Event (as defined below), all of the Shares will become immediately vested and nonforfeitable.

2.2   Restriction on Transfer.  Until the Shares are vested, the Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated.

2.3   Triggering Event.  For purposes of this Agreement, "Triggering Event" means any of the following circumstances, where the capitalized terms have the meanings given in the Employment Agreement:

a.	Termination of employment by the Company (or by the Company's successor following a Change of Control) without Cause,

b.	Termination of employment by the Executive for Good Reason,

c.	Termination of employment due to Executive's death or Disability,

SECTION 3.   STOCKHOLDER RIGHTS

3.1   Stock Register and Certificates.  The Shares will be recorded in the stock register of the Company in the name of Executive.  If applicable, a stock certificate or certificates representing the Shares will be registered in the name of Executive, but such certificates shall remain in the custody of the Company.  Executive shall deposit with the Company a Stock Assignment Separate from Certificate in the form attached below as Attachment 1, endorsed in blank, so as to permit retransfer to the Company of all or a portion of the Shares that are forfeited or otherwise do not become vested in accordance with the Plan and this Agreement.

3.2   Exercise of Stockholder Rights.  Executive shall have the right to vote the Shares (to the extent of the voting rights of said Shares, if any), to receive and retain all regular cash dividends and such other distributions, as the Board of Directors of the Company may, in its discretion, designate, pay or distribute on such Shares, and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Shares, except as set forth in this Agreement and the Plan.

3.3   Legends.  Certificates, if any, representing the Shares will contain the following or other legends in the Company's discretion:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON AND OBLIGATIONS WITH RESPECT TO TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL REGISTERED HOLDER, A COPY OF WHICH  IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

SECTION 4.   RESPONSIBILITY FOR TAXES.

4.1   Section 83(b) Election.  Executive may complete and file with the Internal Revenue Service an election pursuant to Section 83(b) of the Internal Revenue Code to be taxed currently on the fair market value of the Shares without regard to the vesting restrictions set forth in this Agreement.  Executive shall be responsible for all taxes associated with the acceptance of the transfer of the Shares, including any tax liability associated with the representation of fair market value if the election is made pursuant to Code Section 83(b).

4.2   Withholding.  In accordance with Section 12 of the Plan, Executive agrees to make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan under applicable federal, state, local or foreign law.  The Company in its discretion may permit Executive to satisfy all or part of his withholding or income tax obligations by having the Company withhold all or a portion of the Shares that otherwise would be issued to him on vesting.

SECTION 5.   MISCELLANEOUS.

5.1   Not an Employment Contract.  This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the part of Executive to remain in the service of the Company in any capacity, or of the Company to continue Executive's service in any capacity.

5.2   Effect on Employee Benefits.  Executive agrees that the Award will constitute special incentive compensation that will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company unless so provided in such plan.

5.3   Further Assurances.  The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

5.4   Entire Agreement.  This Agreement, including any exhibits, is the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral and written understandings of the parties.

5.5   Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware as applied to contracts between Delaware residents to be wholly performed within the State of Colorado.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

HESKA CORPORATION
EXECUTIVE                                                                                                     a Delaware corporation

__________________________________            By:   _________________________________
Title:  ________________________________
Address  ___________________________
 ___________________________

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, I, _____________________, hereby sell, assign and transfer unto                                                                               (____________) shares of the Common Stock of Heska Corporation, standing in my name on the books of said corporation represented by Certificate No. ________ herewith and do hereby irrevocably constitute and appoint                          to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated:  _____________ __, 20__.
Signature:

This Assignment Separate from Certificate was executed in conjunction with the terms of a Restricted Stock Grant Agreement between the above assignor and Heska Corporation, dated __________ __, 2014.

Instruction:	Please do not fill in any blanks other than the signature line.

HESKA CORPORATION
1997 STOCK INCENTIVE PLAN
RESTRICTED STOCK GRANT AGREEMENT

THIS AGREEMENT is made as of the _________ day of ____________, 2014 by and between Heska Corporation (the "Company"), and Robert B. Grieve (the "Executive"), in connection with the execution of an Employment Agreement dated on or about the same date between the Company and Executive (the "Employment Agreement").

In consideration of the mutual covenants and representations herein set forth, the Company and Executive agree as follows:

SECTION 1.   GRANT OF STOCK.

1.1   Precedence of Plan.  This Agreement is subject to and shall be construed in accordance with the terms and conditions of the Heska Corporation 1997 Stock Incentive Plan (the "Plan"), as now or hereinafter in effect.  Any capitalized terms that are used in this Agreement without being defined and that are defined in the Plan shall have the meaning specified in the Plan.

1.2   Grant of Stock.  The Company hereby grants to Executive an aggregate of ___________ shares of Restricted Stock (the "Shares"), subject to vesting as provided in Section 2.

SECTION 2.   UNVESTED SHARES SUBJECT TO FORFEITURE.

2.1   Shares Subject to Forfeiture.  In the event that Executive's employment with the Company is terminated before April 30, 2017, Executive will forfeit all right to the Shares.  Notwithstanding the previous sentence, if Executive's employment is terminated before that date and after April 30, 2015 for a Triggering Event (as defined below), all of the Shares will become immediately vested and nonforfeitable.

2.2   Restriction on Transfer.  Until the Shares are vested, the Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated.

2.3   Triggering Event.  For purposes of this Agreement, "Triggering Event" means any of the following circumstances, where the capitalized terms have the meanings given in the Employment Agreement:

a.	Termination of employment by the Company (or by the Company's successor following a Change of Control) without Cause,

b.	Termination of employment by the Executive for Good Reason,

c.	Termination of employment due to Executive's death or Disability,

SECTION 3.   STOCKHOLDER RIGHTS

3.1   Stock Register and Certificates.  The Shares will be recorded in the stock register of the Company in the name of Executive.  If applicable, a stock certificate or certificates representing the Shares will be registered in the name of Executive, but such certificates shall remain in the custody of the Company.  Executive shall deposit with the Company a Stock Assignment Separate from Certificate in the form attached below as Attachment 1, endorsed in blank, so as to permit retransfer to the Company of all or a portion of the Shares that are forfeited or otherwise do not become vested in accordance with the Plan and this Agreement.

3.2   Exercise of Stockholder Rights.  Executive shall have the right to vote the Shares (to the extent of the voting rights of said Shares, if any), to receive and retain all regular cash dividends and such other distributions, as the Board of Directors of the Company may, in its discretion, designate, pay or distribute on such Shares, and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Shares, except as set forth in this Agreement and the Plan.

3.3   Legends.  Certificates, if any, representing the Shares will contain the following or other legends in the Company's discretion:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON AND OBLIGATIONS WITH RESPECT TO TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL REGISTERED HOLDER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

SECTION 4.      RESPONSIBILITY FOR TAXES.

4.1   Section 83(b) Election.  Executive may complete and file with the Internal Revenue Service an election pursuant to Section 83(b) of the Internal Revenue Code to be taxed currently on the fair market value of the Shares without regard to the vesting restrictions set forth in this Agreement.  Executive shall be responsible for all taxes associated with the acceptance of the transfer of the Shares, including any tax liability associated with the representation of fair market value if the election is made pursuant to Code Section 83(b).

4.2   Withholding.  In accordance with Section 12 of the Plan, Executive agrees to make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan under applicable federal, state, local or foreign law.  The Company in its discretion may permit Executive to satisfy all or part of his withholding or income tax obligations by having the Company withhold all or a portion of the Shares that otherwise would be issued to him on vesting.

SECTION 5.   MISCELLANEOUS.

5.1   Not an Employment Contract.  This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the part of Executive to remain in the service of the Company in any capacity, or of the Company to continue Executive's service in any capacity.

5.2   Effect on Employee Benefits.  Executive agrees that the Award will constitute special incentive compensation that will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company unless so provided in such plan.

5.3   Further Assurances.  The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

5.4   Entire Agreement.  This Agreement, including any exhibits, is the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral and written understandings of the parties.

5.5   Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware as applied to contracts between Delaware residents to be wholly performed within the State of Colorado.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

HESKA CORPORATION
EXECUTIVE                                                                                                 a Delaware corporation

__________________________________             By:    _____________________________
Title: _____________________________
Address  ___________________________
 ____________________________

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, I, _____________________, hereby sell, assign and transfer unto                                                                               (____________) shares of the Common Stock of Heska Corporation, standing in my name on the books of said corporation represented by Certificate No. _________ herewith and do hereby irrevocably constitute and appoint                          to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated:  ____________ __, 20__.
Signature:

This Assignment Separate from Certificate was executed in conjunction with the terms of a Restricted Stock Grant Agreement between the above assignor and Heska Corporation, dated __________ __, 2014.

Instruction:	Please do not fill in any blanks other than the signature line.

HESKA CORPORATION
1997 STOCK INCENTIVE PLAN
RESTRICTED STOCK GRANT AGREEMENT

THIS AGREEMENT is made as of the _________ day of ____________, 2014 by and between Heska Corporation (the "Company"), and Robert B. Grieve (the "Executive"), in connection with the execution of an Employment Agreement dated on or about the same date between the Company and Executive (the "Employment Agreement").

In consideration of the mutual covenants and representations herein set forth, the Company and Executive agree as follows:

SECTION 1.   GRANT OF STOCK.

1.1   Precedence of Plan. This Agreement is subject to and shall be construed in accordance with the terms and conditions of the Heska Corporation 1997 Stock Incentive Plan (the "Plan"), as now or hereinafter in effect. Any capitalized terms that are used in this Agreement without being defined and that are defined in the Plan shall have the meaning specified in the Plan.

1.2   Grant of Stock. The Company hereby grants to Executive an aggregate of ___________ shares of Restricted Stock (the "Shares"), subject to vesting as provided in Section 2.

SECTION 2.   UNVESTED SHARES SUBJECT TO FORFEITURE.

2.1   Shares Subject to Forfeiture. In the event that Executive's employment with the Company is terminated before April 30, 2017, Executive will forfeit all right to the Shares. Notwithstanding the previous sentence, if Executive's employment is terminated before that date and after April 30, 2016 for a Triggering Event (as defined below), all of the Shares will become immediately vested and nonforfeitable.

2.2   Restriction on Transfer. Until the Shares are vested, the Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated.

2.3   Triggering Event. For purposes of this Agreement, "Triggering Event" means any of the following circumstances, where the capitalized terms have the meanings given in the Employment Agreement:

a.	Termination of employment by the Company (or by the Company’s successor following a Change of Control) without Cause,

b.	Termination of employment by the Executive for Good Reason,

c.	Termination of employment due to Executive’s death or Disability,

SECTION 3.   STOCKHOLDER RIGHTS

3.1   Stock Register and Certificates. The Shares will be recorded in the stock register of the Company in the name of Executive. If applicable, a stock certificate or certificates representing the Shares will be registered in the name of Executive, but such certificates shall remain in the custody of the Company. Executive shall deposit with the Company a Stock Assignment Separate from Certificate in the form attached below as Attachment 1, endorsed in blank, so as to permit retransfer to the Company of all or a portion of the Shares that are forfeited or otherwise do not become vested in accordance with the Plan and this Agreement.

3.2   Exercise of Stockholder Rights. Executive shall have the right to vote the Shares (to the extent of the voting rights of said Shares, if any), to receive and retain all regular cash dividends and such other distributions, as the Board of Directors of the Company may, in its discretion, designate, pay or distribute on such Shares, and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Shares, except as set forth in this Agreement and the Plan.

3.3   Legends. Certificates, if any, representing the Shares will contain the following or other legends in the Company's discretion:

 THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON AND OBLIGATIONS WITH RESPECT TO TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL REGISTERED HOLDER, A COPY OF WHICH  IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

SECTION 4.   RESPONSIBILITY FOR TAXES.

4.1   Section 83(b) Election. Executive may complete and file with the Internal Revenue Service an election pursuant to Section 83(b) of the Internal Revenue Code to be taxed currently on the fair market value of the Shares without regard to the vesting restrictions set forth in this Agreement. Executive shall be responsible for all taxes associated with the acceptance of the transfer of the Shares, including any tax liability associated with the representation of fair market value if the election is made pursuant to Code Section 83(b).

4.2   Withholding. In accordance with Section 12 of the Plan, Executive agrees to make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan under applicable federal, state, local or foreign law. The Company in its discretion may permit Executive to satisfy all or part of his withholding or income tax obligations by having the Company withhold all or a portion of the Shares that otherwise would be issued to him on vesting.

SECTION 5.   MISCELLANEOUS.

5.1   Not an Employment Contract. This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the part of Executive to remain in the service of the Company in any capacity, or of the Company to continue Executive’s service in any capacity.

5.2   Effect on Employee Benefits. Executive agrees that the Award will constitute special incentive compensation that will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company unless so provided in such plan.

5.3   Further Assurances. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

5.4   Entire Agreement. This Agreement, including any exhibits, is the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral and written understandings of the parties.

5.5   Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware as applied to contracts between Delaware residents to be wholly performed within the State of Colorado.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

HESKA CORPORATION
EXECUTIVE                      a Delaware corporation

__________________________________             By:      __________________________________
Title:  __________________________________
Address ___________________________
___________________________

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, I, _____________________, hereby sell, assign and transfer unto __________________________________ (____________) shares of the Common Stock of Heska Corporation, standing in my name on the books of said corporation represented by Certificate No. _______ herewith and do hereby irrevocably constitute and appoint _____________ to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated: ____________ __, 20__.
Signature:

This Assignment Separate from Certificate was executed in conjunction with the terms of a Restricted Stock Grant Agreement between the above assignor and Heska Corporation, dated __________ __, 2014.

Instruction:	Please do not fill in any blanks other than the signature line.

HESKA CORPORATION
1997 STOCK INCENTIVE PLAN
RESTRICTED STOCK GRANT AGREEMENT

THIS AGREEMENT is made as of the _________ day of ____________, 2014 by and between Heska Corporation (the "Company"), and Robert B. Grieve (the "Executive"), in connection with the execution of an Employment Agreement dated on or about the same date between the Company and Executive (the "Employment Agreement").

In consideration of the mutual covenants and representations herein set forth, the Company and Executive agree as follows:

SECTION 1.   GRANT OF STOCK.

1.1   Precedence of Plan.  This Agreement is subject to and shall be construed in accordance with the terms and conditions of the Heska Corporation 1997 Stock Incentive Plan (the "Plan"), as now or hereinafter in effect.  Any capitalized terms that are used in this Agreement without being defined and that are defined in the Plan shall have the meaning specified in the Plan.

1.2   Grant of Stock.  The Company hereby grants to Executive an aggregate of 15,000 shares of Restricted Stock (the "Shares"), subject to vesting as provided in Section 2.

SECTION 2.   UNVESTED SHARES SUBJECT TO FORFEITURE.

2.1   Shares Subject to Forfeiture.  In the event that Executive's employment with the Company is terminated before April 30, 2017, Executive will forfeit all right to the Shares.  Notwithstanding the previous sentence, if Executive's employment is terminated before that date for a Triggering Event (as defined below), 5,000 of the Shares will become immediately vested and nonforfeitable.  In addition:

a.	If the Triggering Event occurs after April 30, 2015, an additional 5,000 Shares will become immediately vested and nonforfeitable; and

b.	If the Triggering Event occurs after April 30, 2016, the remaining 5,000 Shares will become immediately vested and nonforfeitable.

2.2   Restriction on Transfer.  Until the Shares are vested, the Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated.

2.3   Triggering Event.  For purposes of this Agreement, "Triggering Event" means any of the following circumstances, where the capitalized terms have the meanings given in the Employment Agreement:

a.	Termination of employment by the Company (or by the Company’s successor following a Change of Control) without Cause,

b.	Termination of employment by the Executive for Good Reason,

c.	Termination of employment due to Executive's death or Disability,

SECTION 3.      STOCKHOLDER RIGHTS

3.1   Stock Register and Certificates.  The Shares will be recorded in the stock register of the Company in the name of Executive.  If applicable, a stock certificate or certificates representing the Shares will be registered in the name of Executive, but such certificates shall remain in the custody of the Company.  Executive shall deposit with the Company a Stock Assignment Separate from Certificate in the form attached below as Attachment 1, endorsed in blank, so as to permit retransfer to the Company of all or a portion of the Shares that are forfeited or otherwise do not become vested in accordance with the Plan and this Agreement.

3.2   Exercise of Stockholder Rights.  Executive shall have the right to vote the Shares (to the extent of the voting rights of said Shares, if any), to receive and retain all regular cash dividends and such other distributions, as the Board of Directors of the Company may, in its discretion, designate, pay or distribute on such Shares, and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Shares, except as set forth in this Agreement and the Plan.

3.3   Legends.  Certificates, if any, representing the Shares will contain the following or other legends in the Company's discretion:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON AND OBLIGATIONS WITH RESPECT TO TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL REGISTERED HOLDER, A COPY OF WHICH  IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

SECTION 4.   RESPONSIBILITY FOR TAXES.

4.1   Section 83(b) Election.  Executive may complete and file with the Internal Revenue Service an election pursuant to Section 83(b) of the Internal Revenue Code to be taxed currently on the fair market value of the Shares without regard to the vesting restrictions set forth in this Agreement.  Executive shall be responsible for all taxes associated with the acceptance of the transfer of the Shares, including any tax liability associated with the representation of fair market value if the election is made pursuant to Code Section 83(b).

4.2   Withholding.  In accordance with Section 12 of the Plan, Executive agrees to make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan under applicable federal, state, local or foreign law.  The Company in its discretion may permit Executive to satisfy all or part of his withholding or income tax obligations by having the Company withhold all or a portion of the Shares that otherwise would be issued to him on vesting.

SECTION 5.   MISCELLANEOUS.

5.1   Not an Employment Contract.  This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the part of Executive to remain in the service of the Company in any capacity, or of the Company to continue Executive's service in any capacity.

5.2   Effect on Employee Benefits.  Executive agrees that the Award will constitute special incentive compensation that will not be taken into account as "salary" or "compensation" or "bonus" in determining the amount of any payment under any pension, retirement, profit sharing or other remuneration plan of the Company unless so provided in such plan.

5.3   Further Assurances.  The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

5.4   Entire Agreement.  This Agreement, including any exhibits, is the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral and written understandings of the parties.

5.5   Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware as applied to contracts between Delaware residents to be wholly performed within the State of Colorado.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

HESKA CORPORATION
EXECUTIVE                                                                                                     a Delaware corporation

________________________________              By:      ______________________________
Title:    ______________________________
Address   __________________________
     ________________________

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, I, _____________________, hereby sell, assign and transfer unto                                                                               (_________) shares of the Common Stock of Heska Corporation, standing in my name on the books of said corporation represented by Certificate No. _______ herewith and do hereby irrevocably constitute and appoint                          to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated:  __________ __, 20__.
Signature:

This Assignment Separate from Certificate was executed in conjunction with the terms of a Restricted Stock Grant Agreement between the above assignor and Heska Corporation, dated __________ __, 2014.

Instruction:	Please do not fill in any blanks other than the signature line.

EXHIBIT B

Form of Separation Agreement and Release

SEPARATION AND RELEASE AGREEMENT

This Separation and Release Agreement (the "Agreement") is made between (i) ("Employee") and (ii) Heska Corporation (the "Company").  Employee and the Company are referred to collectively as the "Parties" and individually as a "Party."

RECITALS

WHEREAS, Employee was employed at the Company’s Loveland facility;

WHEREAS, Employee's employment with the Company terminated effective       (the "Termination Date");

WHEREAS, the Parties wish to resolve fully and finally any potential disputes regarding Employee's employment with the Company and any other potential disputes between the Parties; and

WHEREAS, in order to accomplish this end, the Parties are willing to enter into this Agreement.

NOW THEREFORE, in consideration of the mutual promises and undertakings contained herein, the sufficiency of which is acknowledged by the Parties, the Parties to this Agreement agree as follows:

TERMS

1.
Effective Date.  This Agreement shall become effective (the "Effective Date") on the day of Employee's execution of this Agreement, provided that Employee has not revoked Employee's acceptance pursuant to Paragraph 8.f. below.  Employee's Termination Date will not change regardless of whether this Agreement becomes effective on the "Effective Date."

2.	Consideration.

a.
Payment.  Commencing after the expiration of the Effective Date, and on the express condition that Employee has not revoked this Agreement, the Company will provide the severance payments and benefits on the terms and conditions contemplated by the Employment Agreement beween the Company and Executive dated ___________, 20__.

b.	Reporting and Withholding. Reporting of and withholding on any payment under this Paragraph for tax purposes shall be at the discretion of the Company in conformance with applicable tax laws.

3.	General Release.

a.
Employee, for Employee, and for Employee's affiliates, successors, heirs, subrogees, assigns, principals, agents, partners, employees, associates, attorneys, and representatives, voluntarily, knowingly, unequivocally, unconditionally and intentionally releases, discharges and covenants not to sue or assert against Company any and all causes of action, whether at law or in equity (i) the Company and its predecessors, successors, parents, subsidiaries, affiliates, and assigns, and (ii) each of their respective officers, directors, principals, shareholders, agents, attorneys, board members, and employees from any and all claims, actions, liabilities, demands, rights, damages, costs, expenses, and attorneys’ fees (including, but not limited to, any claim of entitlement for attorneys' fees under any contract, statute, or rule of law allowing a prevailing party or plaintiff to recover attorneys' fees), of every kind and description from the beginning of time through the Effective Date (the "Released Claims").

b.
The Released Claims include, but are not limited to, those which arise out of, relate to, or are based upon: (i) Employee's employment with the Company or the termination thereof; (ii) statements, acts, or omissions by the Parties whether in their individual or representative capacities; (iii) express or implied agreements between the Parties, (except as provided herein); (iv) any stock or stock option grant, agreement, or plan; (v) all federal, state, and municipal statutes, ordinances, and regulations, including, but not limited to, claims of discrimination based on race, color, national origin, age, sex, sexual orientation, religion, disability, veteran status, whistleblower status, public policy, or any other characteristic of Employee under the Age Discrimination in Employment Act, the Older Workers Benefit Protection Act, the Americans with Disabilities Act, the Equal Pay Act, Title VII of the Civil Rights Act of 1964 (as amended), the Employee Retirement Income Security Act of 1974, the Rehabilitation Act of 1973, Family and Medical Leave Act, the Worker Adjustment and Retraining Notification Act, Colorado Anti-Discrimination in Employment Act, seq,  or any other federal, state, or municipal law prohibiting discrimination or termination for any reason; (vi) state and federal common law; (vii) the failure of this Agreement, or of any other employment, severance, profit sharing, bonus, equity incentive or other compensatory plan to which Employee and the Company are or were parties, to comply with, or to be operated in compliance with, Section 409A of the Internal Revenue Code of 1986, as amended ("Section 409A"), or any similar provision of state or local income tax law; and (viii) any claim which was or could have been raised by Employee.

c.
The Agreement does not affect Employee’s right to file a charge with or participate before the Equal Employment Opportunity Commission. However, Employee agrees that in the event Employee brings a claim covered by the foregoing General Release in which Employee seeks damages or other remedies against the Company, or in the event Employee seeks to recover against the Company in any claim brought by a government agency on Employee's behalf, this Agreement shall serve as a complete defense to such claims, and that

Employee is expressly waiving the right to recover damages and attorney's fees from any such proceeding.

4.
Return of Company Property.  Employee represents and warrants that Employee returned all Company property to the designated Company representative on or before Employee's Termination Date, unless otherwise agreed upon.  This property includes, but is not limited to, Company documents and files (in any recorded media, such as papers, computer disks, copies, transparencies, and microfiche), materials, keys, credit cards, laptops, computer disks, and badges.  Employee agrees that, unless otherwise agreed upon in writing, to the extent that Employee possesses any files, data, or information relating in any way to the Company or the Company's business on any personal computer, Employee will delete the data, files, or information (and will retain no copies in any form).

5.
Unknown Facts.  The releases in this Agreement include, but are not limited to, claims of every nature and kind, known or unknown, suspected or unsuspected.  Employee hereby acknowledges that Employee may hereafter discover facts different from, or in addition to, those which Employee now knows to be or believes to be true with respect to this Agreement, and Employee agrees that this Agreement and the releases contained herein shall be and remain effective in all respects, notwithstanding such different or additional facts or the discovery thereof.

6.
Confidentiality of Agreement.  Except as herein provided, all discussions regarding this Agreement, including, but not limited to, the amount of consideration, offers, counteroffers, or other terms or conditions of the negotiations or the agreement reached shall be kept confidential by Employee from all persons and entities other than the Parties to this Agreement.  Employee may disclose such information only if necessary (a) for the limited purpose of making disclosures required by law to agents of the local, state, or federal governments; (b) for the purpose of enforcing any term of this Agreement; (c) for the purpose of obtaining legal or tax advice about the Agreement; or (d) in response to compulsory process, and only then after giving the Company immediate notice of the compulsion and affording the Company the opportunity to obtain any necessary or appropriate protective orders.  Otherwise, in response to inquiries about Employee's employment and this matter, Employee shall state, "My employment with the Company has ended" and nothing more.

7.
No Admission of Liability.  The Parties agree that nothing contained herein, and no action taken by any Party hereto with regard to this Agreement, shall be construed as an admission by any Party of liability or of any fact that might give rise to liability for any purpose whatsoever.

8.	Representations and Warranties. Employee represents and warrants as follows:

a.	Employee has read this Agreement and agrees to the conditions and obligations set forth in it;

b.
Employee voluntarily executes this Agreement (i) after having been advised to consult with legal counsel, (ii) after having had opportunity to consult with legal counsel, and (iii) without being pressured or influenced by any statement or representation (other than those made herein) or omission of any person acting on behalf of the Company including, without limitation, the officers, directors, board members, committee members, employees, agents, and attorneys for the Company;

c.
Employee has no knowledge of the existence of any lawsuit, charge, or proceeding against the Company or any of its officers, directors, board members, committee members, employees, or agents arising out of or otherwise connected with any of the matters herein released.  In the event that any such lawsuit, charge, or proceeding has been filed, Employee immediately will take all actions available to Employee necessary to withdraw or terminate that lawsuit, charge, or proceeding;

d.
Employee has not previously disclosed any information which would be a violation of the Employee Confidential Information and Inventions Agreement between the Company and Employee dated April 17, 2012;

e.
Employee has had at least twenty-one (21) days in which to consider the terms of this Agreement.  In the event that Employee executes this Agreement in less time, it is with the full understanding that Employee had the full twenty-one (21) days if Employee so desired and that Employee was not pressured by the Company or any of its representatives or agents to take less time to consider the Agreement.  In such event, Employee expressly intends such execution to be a waiver of any right Employee had to review the Agreement for a full twenty-one (21) days;

f.
Employee has been informed and understands that (i) to the extent that this Agreement waives or releases any claims Employee might have under the Age Discrimination in Employment Act, Employee may rescind Employee's waiver and release within seven (7) calendar days of Employee’s execution of this Agreement, and (ii) any such rescission must be in writing and hand delivered to the Company addressed as follows:

Heska Corporation
Attn: Jessica Gard
Vice President, Human Resources
3760 Rocky Mountain Avenue
Loveland, CO  80538

g.	Employee has full and complete legal capacity to enter into this Agreement; and

h.	Employee admits, acknowledges, and agrees that Employee is not otherwise entitled to the amounts and other consideration set forth in Paragraph 2, which are good and valuable consideration for this Agreement. Employee further admits, acknowledges, and agrees that Employee has been fully and finally paid all wages, compensation, vacation, bonuses, stock, stock options, or other benefits from the Company which are or could be due to Employee under the terms of Employee's employment with the Company or otherwise.

9.
Non-Disparagement.  Employee agrees not to make to any person any statement that disparages the Company, including, without limitation, disparaging statements regarding the Company’s financial condition, business practices, employment practices, or its predecessors, successors, parents, subsidiaries, officers, directors, employees, or affiliates.

10.
Cooperation.  Employee agrees to cooperate with and assist the Company with any investigation, lawsuit, arbitration, or other proceeding to which the Company is subjected.  Employee will make Employee available for preparation for, and attendance of, hearings, proceedings, or trial, including pretrial discovery and trial preparation.  Employee further agrees to perform all acts and execute any documents that may be necessary to carry out the provisions of this Paragraph.

11.	Section 409A.

a.
This Agreement is intended to comply with Section 409A of the Internal Revenue Code and shall be construed accordingly.  It is the intention of the Parties that payments or benefits payable under this Agreement not be subject to the additional tax or interest imposed pursuant to Section 409A.  To the extent such potential payments or benefits are or could become subject to Section 409A, the Parties shall cooperate to amend this Agreement with the goal of giving Employee the economic benefits described herein in a manner that does not result in such tax or interest being imposed.  Employee shall, at the request of the Company, take any reasonable action (or refrain from taking any action), required to comply with any correction procedure promulgated pursuant to Section 409A.

b.
If a payment that could be made under this Agreement would be subject to additional taxes and interest under Section 409A, the Company in its sole discretion may accelerate some or all of a payment otherwise payable under the Agreement to the time at which such amount is includible in the income of Employee provided that such acceleration shall only be permitted to the extent permitted under Treasury Regulation § 1.409A-3(j)(4)(vii) and the amount of such acceleration does not exceed the amount permitted under Treasury Regulation § 1.409A-3(j)(vii).

c.
No payment to be made under this Agreement shall be made at a time earlier than that provided for in this Agreement unless such payment is (i) an acceleration of payment permitted to be made under Treasury Regulation § 1.409A-3(j)(4) or (ii) a payment that would otherwise not be subject to additional taxes and interest under Section 409A.

12.
Severability.  If any provision of this Agreement is held illegal, invalid, or unenforceable, such holding shall not affect any other provisions hereof. In the event any provision is held illegal, invalid or unenforceable, such provision shall be limited so as to affect the intent of the parties to the fullest extent permitted by applicable law.

13.
Enforcement.  The Release contained herein does not release any claims for enforcement of the terms, conditions, or warranties contained in this Agreement.  The Parties shall be free to pursue any remedies available to them to enforce this Agreement.

14.
Entire Agreement.  This Agreement and the Confidentiality Agreement dated ___ (the "Confidentiality Agreement") constitutes the entire agreement between the Parties.  This Agreement supersedes and modifies any and all prior agreements, except for the Confidentiality Agreement, which will continue in full force and effect.  This Agreement cannot be modified except in writing signed by all Parties.This Agreement constitutes the entire agreement between the Parties.

15.
Venue, Applicable Law, and Submission to Jurisdiction.  This Agreement shall be interpreted and construed in accordance with the laws of the State of Colorado, without regard to its conflicts of law provisions.  Venue and jurisdiction will be in the Colorado state or federal courts.

16.
Interpretation.  The determination of the terms of, and the drafting of, this Agreement has been by mutual agreement after negotiation, with consideration by and participation of all Parties.  Accordingly, the Parties agree that rules relating to the interpretation of contracts against the drafter of any particular clause shall not apply in the case of this Agreement.  The term "Paragraph" shall refer to the enumerated paragraphs of this Agreement.  The headings contained in this Agreement are for convenience of reference only and are not intended to limit the scope or affect the interpretation of any provision of this Agreement.

17.
Assignment.  The Company may assign its rights under this Agreement.  Employee cannot assign Employee's rights under this Agreement without the written consent of the Company.  No other assignment is permitted except by written permission of the Parties.

18.	Counterparts. This Agreement may be executed in counterparts.

IN WITNESS WHEREOF, the Parties have executed this Separation and Release Agreement on the dates written below.

EMPLOYEE                                                                                     HESKA CORPORATION

______________________________                                   _______________________________
                                                                                             By:
                       Title:

______________________________                                   _______________________________
Date                                                                                           Date